Exhibit 23(b)


Freedman, Levy, Kroll & Simonds





                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 2 to the Form S-1 Registration Statement of Glenbrook Life and Annuity Company (File No. 333-7275).




                                            FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
March 27, 1998